Exhibit 10.8

                               AMENDMENT NO. 1 TO
                              FORBEARANCE AGREEMENT



                  This Amendment No. 1 to Forbearance Agreement ("Amendment") dated as of May 27, 2004 is made and entered into by and among Continental Global Group, Inc., a Delaware corporation (the "Company"), N.E.S. Investment Co. ("N.E.S.") and CFSC Wayland Advisers, Inc. ("Wayland").

                                   BACKGROUND

A. Wayland is a holder of, or investment manager or advisor for certain discretionary accounts that are holders or beneficial owners of, certain of the Notes.

B. The Company, Wayland and N.E.S. are in good faith negotiations regarding the restructuring of the terms of the Notes.

C. The Company, N.E.S. and Wayland entered into that certain Forbearance Agreement dated as of April 26, 2004 (the "Forbearance Agreement"), pursuant to which among other things, Wayland agreed to forbear the exercise of certain rights and remedies under or with respect to the Notes owned or controlled by Wayland while the parties are negotiating the restructuring of the terms of the Notes.

D. The Company, NES and Wayland mutually desire to extend the term of the Forbearance Agreement in accordance with the terms of this Amendment.

                  NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

1. Definitions. Capitalized terms used in this Amendment and not defined elsewhere herein shall have the respective meanings set forth in the Forbearance Agreement.

2. Termination of Agreement. Paragraph 3(ii) of the Forbearance Agreement is hereby amended by deleting the date "May 31, 2004" and replacing such date with the date "June 15, 2004".

3. Confidentiality Agreement. Paragraph 18 of the Forbearance Agreement is hereby amended by deleting the date "May 31, 2004" and replacing such date with the date "June 15, 2004".

4. Governing Law. This Amendment shall be governed in all respects by the laws of the State of New York applicable to contracts made and to be performed in the State of New York without regard to any conflicts of law provision that would require the application of the law of any other jurisdiction.

5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile shall be as effective as delivery of a manually executed counterpart.

6. Ratification. Except as modified pursuant to this Amendment, all of the terms, covenants and conditions of the Forbearance Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects.


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page follows.]










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                  IN WITNESS WHEREOF, each of the parties has caused this
Amendment to be executed and delivered by its duly authorized officers as of the date first written above.



                                  Continental Global Group, Inc.


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:



                                  CFSC Wayland AdvisErs, Inc.


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:



                                  N.E.S. INVESTMENT CO.


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title: